SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Amendment No.

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PNC Long-Short Fund LLC

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PNC Long-Short Fund LLC

NOTICE OF SPECIAL MEETING OF MEMBERS

Notice is hereby given that a Special Meeting of Members (the “Meeting”) of PNC Long-Short Fund LLC (the “Fund”) will be held at the offices of PNC Capital Advisors, LLC, Two Hopkins Plaza, 2nd Floor, Baltimore, Maryland 21201, on August 31, 2010, at 10:00 a.m., Eastern time, to consider the proposal below and to transact such other business, if any, as may properly come before the Meeting.

The Fund is a closed-end management investment company organized as a Delaware limited liability company. The Fund operates as a feeder fund in a master-feeder fund arrangement with PNC Long-Short Master Fund LLC (the “Master Fund”). The Master Fund is a closed-end management investment company organized as a Delaware limited liability company. As a feeder fund, the Fund seeks to achieve its investment objective by investing substantially all of its assets in the Master Fund, which has the same investment objective as the Fund. Pursuant to the requirements of the Investment Company Act of 1940, as amended, the Fund’s voting rights with respect to the Master Fund’s interests that it holds must be passed through to the Fund’s own members. Therefore, as indicated below, you are being asked to vote on the following proposals applicable to both the Fund and the Master Fund:

PROPOSAL 1:	To approve a new investment advisory agreement among the Master Fund, PNC Capital Advisors, LLC and Robeco Investment Management, Inc.

PROPOSAL 2:	Transact such other business as may be properly brought before the meeting or any adjournment of the meeting.

The Board of Directors of the Fund recommends that members vote FOR the proposals.

Holders of record of ownership interests of the Fund at the close of business on June 30, 2010 (the “Record Date”) are entitled to vote at the Meeting and at any adjournments or postponements thereof. A member is entitled to a number of votes equivalent to such member’s percentage of ownership of the Fund as of the Record Date. A member’s percentage of ownership is determined by dividing the balance of the member’s capital account by the sum of the capital accounts of all of the members as of the Record Date.

In the event that the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those ownership interests affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies, which they are entitled to vote FOR the proposal in favor of such adjournments, and will vote those proxies required to be voted AGAINST all the proposals against any such adjournment. The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

By Order of the Board of Directors, Jennifer E. Vollmer Secretary July 7, 2010

IMPORTANT-WE NEED YOUR PROXY VOTE IMMEDIATELY

A member may think that his or her vote is not important, but it is vital. We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage. Your prompt return of the enclosed proxy card may save the necessity of further solicitations. If you wish to attend the Meeting and vote your Interests in person at that time, you will still be able to do so.

IMPORTANT NEWS FOR

FUND MEMBERS

While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience, we have provided a brief overview of the matters affecting your Fund which require a member vote.

QUESTIONS & ANSWERS

Q. WHY AM I RECEIVING THIS PROXY STATEMENT?

A. PNC Long-Short Fund LLC (the “Fund”) is a closed-end management investment company organized as a Delaware limited liability company that operates as a feeder fund in a master-feeder fund arrangement with PNC Long-Short Master Fund, LLC (the “Master Fund”). Pursuant to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund’s voting rights with respect to the Master Fund will pass down to the Fund’s own members. Therefore, as discussed below, you are being asked to vote on the following two proposals applicable to both the Fund and the Master Fund.

PROPOSAL 1:	To approve a new investment advisory agreement among the Master Fund, PNC Capital Advisors, LLC and Robeco Investment Management, Inc.

PROPOSAL 2:	Transact such other business as may be properly brought before the Meeting or any adjournment of the Meeting.

The enclosed Proxy Statement gives you specific information for each proposal as well as information on certain other matters. The Fund will vote for or against the proposal relating to the Master Fund proportionately to the instructions received from members of the Fund. The Master Fund has another feeder fund that also will vote in accordance with instructions received from its members and/or other applicable requirements with respect to the approval of the proposals related to the Master Fund.

Q. HOW DOES THE FUND’S BOARD OF DIRECTORS RECOMMEND THAT I VOTE?

A. The Boards of Directors, including those Directors who are not “interested persons” (as such term is defined in Section 2(a)(19) of the 1940 Act), recommend that you vote FOR all of the proposals. The reasons for their recommendations are discussed in more detail in the enclosed Proxy Statement.

INFORMATION ABOUT PROPOSAL 1:

Q. WHY AM I BEING ASKED TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT?

A. The investment management agreement authorizes the Fund’s Manager, PNC Capital Advisors, LLC (“PNC Capital”) to employ an adviser to provide investment advisory services to the Master Fund. Pursuant to such authority, PNC Capital retained Robeco Investment Management, Inc. (“Robeco”) as the investment adviser to manage the Master Fund’s investment portfolio pursuant to an interim investment advisory agreement dated July 1, 2010, which was approved by the Master Fund’s Board of Directors. The interim investment advisory agreement will remain in effect (unless sooner terminated) until members of the Fund either approve or disapprove a new investment advisory agreement or November 26, 2010, whichever is sooner. The Fund’s members must approve a new investment advisory agreement in order for Robeco to continue to serve as adviser.

Q. HOW DOES THE NEW ADVISORY AGREEMENT AFFECT THE FUND?

A. The new investment advisory agreement is substantially identical to the agreement with the former investment adviser to the Master Fund. The Board of Directors has evaluated both the agreement and Robeco’s capacity to manage the Master Fund and recommends approval of the new investment advisory agreement.

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Q. WHAT WILL HAPPEN IF MEMBERS DO NOT APPROVE THE NEW INVESTMENT ADVISORY AGREEMENT?

A. If members do not approve the new advisory agreement at the Meeting or at an adjournment of the Meeting, PNC Capital will be the sole investment adviser of the Master Fund, in which case PNC Capital will consider other alternatives, including the recommendation of one or more other advisers, subject to approval by the Board and the Fund’s members.

Q. WILL THE FUND PAY FOR THE PROXY SOLICITATION AND ASSOCIATED LEGAL COSTS?

A. No. PNC Capital or its affiliates will bear these costs.

Q. HOW CAN I VOTE MY OWNERSHIP INTERESTS?

A. Simply fill out the enclosed proxy card, be sure to sign and date it, and mail it using the enclosed postage-paid envelope. You may also attend the special member meeting to vote.

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July 7, 2010

PNC Long-Short Fund LLC

Two Hopkins Plaza

Baltimore, Maryland 21201

PROXY STATEMENT

This Proxy Statement is furnished by the Board of Directors of PNC Long-Short Fund LLC (the “Fund”) to solicit your proxy for voting at a Special Meeting of Members (the “Meeting”) to be held on August 31, 2010, at 10:00 a.m. Eastern time, at the offices of PNC Capital Advisors, LLC (“PNC Capital”), Two Hopkins Plaza, 2nd Floor, Baltimore, Maryland 21201. As used in this Proxy Statement, the Fund’s ownership interests are referred to as “Interests.”

Holders of record of Interests of the Fund at the close of business on June 30, 2010 (the “Record Date”) are entitled to vote at the Meeting and at any adjournments or postponements thereof. A member is entitled to a number of votes equivalent to such member’s percentage of ownership as of the Record Date. A member’s percentage of ownership is determined by dividing the balance of the member’s capital account by the sum of the capital accounts of all of the members as of the Record Date.

This Proxy Statement and the enclosed proxy card are expected to be distributed to members on or about July 7, 2010 or as soon as practicable thereafter. The solicitation of proxies will occur principally by mail.

The cost of preparing, printing and mailing the enclosed Notice of Special Meeting of Members proxy card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies for the Meeting, including any additional solicitation made by letter, telephone, facsimile or other electronic means, will be paid by PNC Capital. In addition to solicitation by mail, certain officers and representatives of the Fund and officers and employees of PNC, who will receive no extra compensation for their services, may solicit proxies by telephone, facsimile, letter or other electronic means.

A proxy is enclosed with respect to the Interests you own in the Fund. If you return a properly executed proxy to the Fund, the Interests represented by it will be voted at the Meeting in accordance with the instructions thereon. If you do not expect to be present at the Meeting and wish your Interests to be voted, please complete the enclosed proxy card and mail it in the enclosed reply envelope.

Any member giving a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation, by the execution of a later-dated proxy, or by attending the Meeting and voting in person.

Only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a member of record. If you need additional copies of this Proxy Statement, please contact the Fund at 1-800-239-0418. If you do not want the mailing of this Proxy Statement to be combined with those for other members of your household, contact the Fund in writing at Attn: Fund Administration, Two Hopkins Plaza, Baltimore, Maryland 21201 or call 1-800-239-0418.

For a free copy of the Fund’s annual report dated March 31, 2010 and semi-annual report dated September 30, 2009 write the Fund at Attn: Fund Administration, Two Hopkins Plaza, Baltimore, Maryland 21201, call 1-800-239-0418 or access the website at www.pncalternativefunds.com.

You may also request a copy of the proxy statement, form of proxy and annual/semi-annual reports by sending an email to pnchedgefundadmin@pnc.com.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Members to be Held on August 31, 2010

This proxy statement and the Fund’s annual and semi-annual reports are available at www.proxyvote.com.

Master-Feeder Structure

The Fund is a closed-end management investment company, organized as a Delaware limited liability company. The Fund operates as a feeder fund in a master-feeder fund arrangement with the PNC Long-Short Master Fund LLC (the “Master Fund”). The Master Fund is a closed-end management investment company organized as a Delaware limited liability company. As a feeder fund, the Fund seeks to achieve its investment objective by investing substantially all of its assets in the Master Fund, which has the same investment objective as the Fund. PNC Capital serves as investment manager and administrator to the Fund and Master Fund.

Members of the Fund are being asked to approve the proposal described below for the Fund and the Master Fund. As indicated above, the Fund operates as a feeder fund in a master-feeder fund arrangement with the Master Fund. Pursuant to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund’s voting rights with respect to the Master Fund will pass down to the Fund’s own members. Therefore, as discussed below, you are being asked to vote on the proposals set forth below that are applicable to both the Fund and the Master Fund. The Fund will vote for or against the proposals relating to the Master Fund proportionately to the instructions received from members of the Fund. The other feeder fund of the Master Fund will also vote in accordance with instructions received from its members and/or other applicable requirements with respect to the approval of the proposal related to the Master Fund. As of May 31, 2010, the Fund owned 89.88% of the Master Fund and the other feeder fund owned 10.12% of the Master Fund.

PROPOSAL 1

APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT

WITH ROBECO INVESTMENT MANAGEMENT, INC.

At the Meeting, members of the Fund will be asked to approve a new investment advisory agreement among the Master Fund, PNC Capital Advisors, LLC (“PNC Capital”) and Robeco Investment Management, Inc. (“Robeco” or the “Adviser”). The agreement contains substantially the same terms and conditions as the agreement with the previous investment adviser and provides for the same services at the same fees as such agreement.

The Board of the Directors recommends that members vote FOR the approval of the new Investment Advisory Agreement.

Background

The investment management agreement authorizes PNC Capital to employ an adviser to assist PNC Capital in the performance of its responsibilities under the investment management agreement, including any or all of the advisory services under PNC Capital’s supervision, provided that any fees or compensation payable to such adviser shall be paid by PNC Capital. Pursuant to such authority, PNC Capital appointed Advantage Advisers Management, LLC (“Advantage”) as the investment adviser to the Master Fund pursuant to an Investment Advisory Agreement dated as of June 30, 2006, and approved by members on May 10, 2006 (the “Advantage Agreement”). Under the Advantage Agreement, Advantage received from PNC Capital an annual fee of 0.625% of the Master Fund’s average monthly net assets for its investment advisory services. Advantage also received one-half of any incentive fee paid by the Master Fund to PNC Capital at the end of each fiscal year. The advisory fee and the incentive fee payable to Advantage were PNC Capital’s sole responsibility and did not represent any additional expense to the Master Fund or the Fund. For the fiscal year ended March 31, 2010, PNC Capital paid Advantage an investment advisory fee and incentive fee of $192,787.45 and $3,027.00, respectively.

On April 26, 2010 the Board approved the termination of the Advantage Agreement, effective June 30, 2010.

At its regular meeting held on June 10, 2010, the Board, including a majority of the Independent Directors, met in person and voted to approve (i) an Interim Investment Advisory Agreement between the Master Fund, PNC Capital and Robeco as the investment adviser to the Master Fund (the “Interim Advisory Agreement”), and (ii) an Investment Advisory Agreement between the Master Fund, PNC Capital and Robeco (the “New Advisory Agreement”), subject to approval by the Fund’s members. The Interim Advisory Agreement took effect on July 1, 2010 and will remain in effect (unless sooner terminated) until members of the Fund either approve or disapprove the New Advisory Agreement or November 26, 2010, whichever is sooner.

Under the Interim Advisory Agreement, the compensation earned by Robeco will be held in an interest bearing escrow account. If a majority of the Fund’s outstanding voting securities approve the New Advisory Agreement, then the compensation earned under the Interim Advisory Agreement and held in the escrow account (including any interest earned) will be paid to Robeco. If a majority of the Fund’s outstanding voting securities do not approve the New Advisory Agreement, then Robeco will be paid the lesser of (i) any costs incurred in performing the Interim Advisory Agreement (plus interest earned on that amount while in escrow); or (ii) the total amount in the escrow account (plus interest earned). Any remaining amounts in the escrow account will be returned to the Master Fund.

The Board recommends that members of the Fund approve the New Advisory Agreement. If the Fund’s members approve the New Advisory Agreement at the Meeting or at an adjournment of the Meeting, Robeco will continue to serve as the Master Fund’s investment adviser. If members do not approve the New Advisory Agreement at the Meeting or at an adjournment of the Meeting, PNC Capital will be the sole investment adviser of the Master Fund, in which case PNC Capital will consider other alternatives, including the recommendation of one or more other advisers, subject to approval by the Board and the Fund’s members.

Information about Robeco Investment Management, Inc.

Robeco is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Robeco’s investment capabilities include alternative investments; value, quantitative, and international equity; and sustainable investing, offered through multiple boutiques and backed by the global presence of their parent company, Robeco Groep, N.V. Robeco’s main offices are located at 909 Third Avenue, New York, NY 10022, with specialist teams located in Boston, Los Angeles, Greenbrae, CA and throughout Europe and Asia. With an integrated sales team and support structure, Robeco’s three investment divisions operate independently, enabling the firm’s clients to benefit from the specialist expertise of each. Robeco Weiss, Peck & Greer provides a full spectrum of high quality investment products covering quantitative and value equity as well as single strategy alternatives. Robeco Boston Partners is known as a premier provider of U.S. value-oriented equity products that span the capitalization spectrum and are driven by a single investment philosophy that emphasizes value, internally generated fundamental research and risk aversion. Robeco-Sage is a fund of hedge funds specialist with a disciplined, multi-strategy/multi-manager approach that emphasizes diversification among underlying managers while seeking to achieve equity-type returns with less than half the equity market’s risk, and to preserve capital during times of market stress. As of March 31, 2010, Robeco had approximately $19.2 billion in assets under management. The Robeco-Sage division of Robeco had approximately $1.3 billion in assets under management.

Robeco is a wholly-owned subsidiary of Robeco Groep, N.V. Robeco Groep, N.V., headquartered in Rotterdam, the Netherlands, is a leading European asset manager that provides discretionary asset management products and services and a complete range of mutual funds to a large number of institutional and retail clients worldwide. Its products include equity funds, fixed income funds, money market funds and alternative products such as private equity funds of funds, hedge funds of funds and structured finance vehicles. Robeco is part of the Rabobank Group. Founded as a cooperative of Dutch agricultural banks, Rabobank Group has approximately 375 member banks and several subsidiaries now focusing on the food and agribusiness industry. The cooperative’s global investment banking arm, Rabobank International, has approximately 140 branches in 35 countries. Robeco Groep’s assets under management as of March 31, 2010 were approximately $197 billion.

Information About Robeco’s Key Investment Personnel.

The day-to-day management of the Master Fund’s portfolio will be the responsibility of Paul S. Platkin, the Chief Investment Officer of the Robeco-Sage division of the Adviser; Darren Wolf, the Head of Research of the Robeco-Sage division of the Adviser; and Andrew Rudolph, the Long/Short Equity Sector Head of the Robeco-Sage division of the Adviser. Investment decisions for the Master Fund will be made with the oversight of the Adviser’s Investment Committee, comprised of Jill Schurtz, the Chief Executive Officer of the Robeco-Sage division of the Adviser; Mr. Platkin; Mr. Wolf; Mr. Rudolph; and Glenn E. Sloat, the Head of Operational Due Diligence of the Robeco-Sage division of the Adviser.

Jill E. Schurtz, as Chairman of the Investment Committee, Ms. Schurtz is responsible for investment manager selection and determination of each manager’s overall “portfolio fit.” Ms. Schurtz joined the Adviser in early 2008 and served as the firm’s Chief Operating Officer until June 2010, when she assumed the role of CEO. Prior to joining the firm, she spent a year and a half at Knight Equity Markets, L.P. as a Director in Research Sales, where she worked closely with research analysts and sales traders to introduce the firm’s offerings to institutional clients, hedge funds, and other broker/dealers. Ms. Schurtz was also a lawyer with Skadden, Arps, Slate, Meagher, & Flom LLP for six years, focusing on complex tax strategies relating to financial products, capital markets transactions, and mergers and acquisitions. Her other affiliations include two years as an investment banker at U.S. Bancorp Piper Jaffray in the Communications and Computing group where she was a Vice President, and the U.S. military where she served for seven years, attaining the rank of Captain. Ms. Schurtz holds a B.S. degree from the United States Military Academy, West Point and a J.D. from Columbia University School of Law. She has 12 years of investment industry experience and is admitted to practice law in New York and Illinois.

Paul S. Platkin, CFA, Chief Investment Officer and Managing Director of the Robeco-Sage division of the Adviser, joined Robeco-Sage Capital Management, L.L.C. in 2003 as its Chief Investment Officer after spending 9 years at General Motors Corporation, most recently as General Director of the Absolute Return Strategies Unit of GM Asset Management. Prior to that, he was a Director and Portfolio Manager at GM Asset Management. Additional affiliations include three years as an investment banking associate at EFC Group and three years as a staff consultant at Arthur Andersen & Co. Mr. Platkin holds a BSBA from Georgetown University and an MBA in Finance/International Business from Columbia University. He has 22 years of investment industry experience.

Darren S. Wolf, CFA, Principal of the Robeco-Sage division of the Adviser. Mr. Wolf was hired by Robeco-Sage in June 2001 as a member of the analytical team. Mr. Wolf is a graduate of Yeshiva University’s Syms School of Business where he studied Finance and advanced work in Management Information Systems. Mr. Wolf earned his CFA Charter in 2005 and is a member of the New York Society of Security Analysts (NYSSA). He has more than 9 years of investment industry experience.

Andrew Rudolph, Long/Short Equity Sector Head and Senior Vice President of the Robeco-Sage division of the Adviser, joined Robeco-Sage in 2009 as Sector Head for Long/Short Equity strategies. Prior to joining the firm, he was Head of Research and Portfolio Manager with Sirius Investment Management, where he was responsible for manager research and ongoing due diligence for a broad spectrum of fund of hedge funds products. Previously, Mr. Rudolph served as the Head of Research and Strategy Head for Credit and International Hedge Funds with Bank of America Fund of Funds. Prior affiliations include Richcourt Fund Advisors, where he conducted research in both Europe and Asia, and trading positions with Arbinet, Hess Energy Trading Company and Sempra Energy Trading. Mr. Rudolph holds a B.S. degree in Finance from State University of New York at Albany, a J.D. from Brooklyn Law School, and an MBA degree in Finance from New York University. He has 15 years of investment industry experience.

Glenn Sloat, Director of Operational Due Diligence and Principal of the Robeco-Sage division of the Adviser, joined Robeco-Sage in 2006 and, as the Director of Operational Due Diligence, is a member of the Investment Committee. Mr. Sloat’s career has been dedicated to operations, operations management and management consulting at some of the industry’s leading firms, such as JPMorgan Chase, BlackRock, Arthur Andersen, Bankers Trust Company and Merrill Lynch. Mr. Sloat’s diverse background includes extensive experience in custody, trade settlement, daily and monthly fund accounting, buy-side operations, systems analysis and design, project management and securities lending. Mr. Sloat holds a B.S. degree in finance and marketing from SUNY Albany and an M.B.A. degree in finance and information technology from New York University, Stern School of Business. He has 20 years of investment industry experience.

Information About Robeco’s Investment Process.

In selecting underlying investment funds, Robeco analyzes and evaluates select investment managers, their performance records and trading methodologies, to develop a quantitative and qualitative understanding of how these investment managers trade, the types of market environments in which they perform best, the potential for return and expectations of risk. Robeco also subjects each potential investment manager to rigorous operational due diligence process to ensure that their operations professionals, infrastructure, financing arrangements, and third party service providers meet Robeco’s standards for investment. Investment managers are selected on the basis of risk/return profile, correlation with traditional asset classes and liquidity. Ongoing due diligence includes monthly risk analysis, investment valuations and regular contact with investment managers.

The Adviser attempts to identify investment managers with the following criteria:

•	Proven track record in achieving consistent, high returns superior to their appropriate benchmark and peer group;

•	Protecting capital in down market cycles, as evidenced by low downside risk and low correlation to broad market indices;

•	Strong credentials of the management team, and a consistent internal process to minimize risk and maximize a clear edge in research and trading;

•	A well-defined strategy to exploit certain market inefficiencies, to which the investment manager can be reasonably expected to adhere consistently;

•	Strong professional operations staff, infrastructure, and third party service providers, including reputable auditor, custodian, administrator, prime broker, lawyers and other advisers;

•	Strong references from investors and peers; and

•	Invested personal capital.

Several factors comprise the Adviser’s due diligence process, forming the basis for investment decisions. In general, the process is designed to assess the investment manager’s ability to generate future returns, and its potential contribution to the Master Fund’s strategy and diversification objectives. Subject to the criteria set forth above, the Adviser may select an underlying investment fund (“Investment Fund”) for which the Investment Fund’s investment manager pays a referral or solicitation fee to a third party, that is not affiliated with PNC Capital or the Adviser, for the referral of the investment manager to the Adviser. The amount of the referral or solicitation fee paid to the third party is typically based upon the amount of the Master Fund’s investment in the Investment Fund. The fees paid by the investment manager to a third party do not increase the fees the Master Fund pays for investing in the Investment Fund.

Information About Investment Products Similarly Managed by Robeco.

Robeco also serves as investment adviser for the PNC Alternative Strategies Master Fund LLC (“Alternative Strategies Master Fund”), an SEC-registered closed-end fund of hedge funds that is part of the same fund family, PNC Alternative Investment Funds, as the Fund and Master Fund. The Alternative Strategies Master Fund is the master fund of another multi-level master-feeder structure in which its feeder funds invest substantially all of their investable assets. The Alternative Strategies Master Fund seeks to attract risk-adjusted rates of return with a risk profile that is significantly lower than that of traditional “long only” small-capitalization market exposure. Robeco receives an investment advisory fee for managing the Alternative Strategies Master Fund at an annual rate of 0.625% of the master fund’s average daily net assets. Robeco also receives one-half of any incentive fee paid by the Alternative Strategies Master Fund to its investment manager at the end of each fiscal year. As of April 30, 2010, the PNC Alternative Strategies Master Fund LLC had approximately $20,612,586.04 million in assets.

Robeco also serves as investment adviser for the Robeco-Sage Multi-Strategy Master Fund LLC (“RSMS Master”) and the Robeco-Sage Multi-Strategy TEI Master Fund LLC (“RSMS TEI Master”), both SEC-registered closed-end funds of hedge funds. RSMS Master and RSMS TEI Master are each master funds for other multi-level master-feeder structures in which each master fund’s respective feeder funds invest substantially all of their investable assets. Both RSMS Master and RSMS TEI Master follow a multi-strategy investment approach and seek to achieve long-term capital appreciation while attempting to reduce risk and volatility. As of May 31, 2010, the RSMS Master and RSMS TEI Master had approximately $92 million and $118 million in assets, respectively.

The New Advisory Agreement

The form of the New Advisory Agreement is attached as Exhibit A hereto. The material terms of the New Advisory Agreement are described below.

The Adviser’s Responsibilities. The New Advisory Agreement provides that the Adviser is responsible, subject to the supervision of PNC Capital and oversight by the Board, to provide a continuing investment program for the Master Fund, including research and management for all of the Master Fund’s securities, investments and other assets. The Adviser makes all decisions regarding the Master Fund’s purchases and withdrawals of interests in investment funds. The Agreement also provides that the Adviser will (i) discharge its duties subject to the control of the officers and oversight by the Board, and in compliance with the objectives, policies and limitations set forth in the Fund’s registration statement, as the same may be amended or supplemented from time to time, and applicable laws and regulations, including the 1940 Act; (ii) maintain all books and records relating to the investment transactions of the Master Fund and furnish PNC Capital and the Board with such periodic and special reports as requested; and (iii) attend regular business and investment-related meetings of the Board, as requested.

Compensation Paid to the Adviser. PNC Capital will pay the Adviser an annual fee of 0.625% of the Master Fund’s average monthly net assets for its services under the New Advisory Agreement. PNC Capital will also pay the Adviser one-half of any incentive fee paid by the Master Fund to PNC Capital at the end of each fiscal year. The advisory fee and the incentive fee payable to the Adviser are PNC Capital’s sole responsibility and do not represent any additional expense to the Master Fund or the Fund. The New Advisory Agreement contains substantially the same terms and conditions as the Advantage Agreement and provides for the same services at the same fees as such agreement.

Liability of the Adviser. Absent willful misfeasance, bad faith, or gross negligence of its obligations to the Master Fund, the Adviser will not be liable to the Fund, the Master Fund or their members for any error of judgment, for any mistake of law or for any other act or omission in the course of, or connected with, the performance of services to the Master Fund including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Master Fund. The agreement also provides for indemnification, to the fullest extent permitted by law, by the Master Fund of the Adviser, or any partner, director, officer, principal, employee or agent of, or any person who controls, is controlled by or is under common control with, the Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Master Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith or gross negligence of duty.

Termination of the Agreement. The agreement may be terminated without penalty upon sixty (60) days’ written notice by the Master Fund, PNC Capital or the Adviser, or by the vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to the Adviser. The agreement automatically terminates in the event of their assignment.

Board Approval of New Advisory Agreement

In reaching its decision to approve the New Advisory Agreement, the Directors of the Master Fund and the Fund, including all of the Independent Directors, at their regular meeting held on June 10, 2010, met with management of Robeco and PNC Capital to discuss the desirability of Robeco serving as the Adviser to the Master Fund and the Fund. At that meeting Ms. Schurtz discussed with the Board recent changes at Robeco, including her recent promotion to CEO of the Robeco-Sage division of the Adviser, as well as Robeco’s investment philosophy and process for evaluating investment opportunities. She noted that Robeco has a 16 year track record managing multi-strategy fund of hedge fund portfolios, of which long/short equity has been a substantial component. Additionally, Robeco also serves as investment advisor for the PNC Alternative Strategies Master Fund LLC, which seeks to provide investors with hedged U.S. small cap equity exposure.

Ms. Schurtz provided information regarding Robeco’s advisory services. The Directors considered information detailing the Robeco-Sage multi-strategy fund of hedge funds’ annualized returns and volatility compared to that of the S&P 500 Index for periods ended March 31, 2010. The Directors also considered the long/short equity performance and volatility of one of the constituent funds of the Robeco-Sage multi-strategy composite compared to that of the S&P 500 Index for periods ended March 31, 2010. The Directors also reviewed the PNC Alternative Strategies Master Fund LLC’s annualized returns and volatility compared to that of the S&P 500 Index for periods ended March 31, 2010.

The Board asked questions of Ms. Schurtz about Robeco personnel and resources. They had an opportunity to ask questions of Andrew Rudolph, the Long/Short Equity Sector Head of the Robeco-Sage division of the Adviser, and Timothy Stewart, Managing Director and Chief Financial Officer of the Robeco-Sage division of the Adviser.

The Directors considered whether the New Advisory Agreement would be in the best interests of the Master Fund and the Fund and its members, an evaluation based primarily on the nature and quality of the services provided by the Adviser and the overall fairness of the New Advisory Agreement. In the course of their review, the Directors with the assistance of independent counsel, considered their legal responsibilities, and reviewed materials received from Robeco. In their deliberations, the Directors did not identify any particular information that was all-important or controlling, and each Director may have attributed different weights to the various factors. The Directors considered that the Interim Investment Advisory Agreement and New Advisory Agreement were substantially identical in all material respects to the Advantage Agreement; that there will be no changes in the advisory fees; and that the fees earned will be held in escrow pending approval of the New Advisory Agreement.

With respect to the nature, extent and quality of advisory services provided by Robeco under the New Advisory Agreement, the Directors considered that the agreement provides for the same services, and contains the same terms and conditions, as the Advantage Agreement. Further, the Directors considered that the nature and scope of the services to be rendered to the Master Fund are substantially similar to the services that Robeco currently provides to the PNC Alternative Strategies Master Fund LLC. The Directors discussed the quality of the services provided to the PNC Alternative Strategies Master Fund as part of its review. They heard additional information from PNC Capital about the operations, policies and procedures and compliance procedures of Robeco. Based on this review, the Directors concluded that that Robeco has the capabilities, resources and personnel necessary to manage the Master Fund.

The Directors also considered the proposed fee structure under the New Advisory Agreement. They noted that the fee rates to be paid would be the same as those payable under the Advantage Agreement and that such fees would be paid by PNC Capital. The Directors also considered that the advisory fee structure provides for incentive fees payable by PNC Capital to Robeco when the performance exceeds certain levels. The Directors acknowledged that the negotiation of the subadvisory fees is an arms’ length transaction between PNC Capital and Robeco. Given the specialized nature of the fund of hedge funds structure, the Master Fund’s relatively small size and the fact that PNC Capital, rather than the Master Fund, pays Robeco’s fees, the Directors did not compare Robeco’s services and fees to those of other advisers of funds that employ a long-short strategy. The Directors discussed with the Adviser estimated costs of managing the Master Fund, as well as any costs associated with the transition to Robeco’s management. They considered that, because of the size of the Master Fund, the profits to be realized by the Adviser were likely to be small and economies of scale were not a concern at this time.

Based on their evaluation of all material factors, including those described above, the Directors concluded that the terms of the New Advisory Agreement are reasonable and fair and that the approval of the New Advisory Agreement is in the best interests of the Master Fund and the Fund and its members. The Board approved the Interim Investment Advisory Agreement and the New Advisory Agreement.

Board Recommendation

Based on all of the foregoing, the Directors, including a majority of the Independent Directors, recommend that members vote FOR the approval of the New Advisory Agreement.

ADDITIONAL INFORMATION

Information about PNC Capital.

PNC Capital is registered as an investment adviser under the Advisers Act. PNC Capital’s principal offices are located at Two Hopkins Plaza, Baltimore, Maryland 21201. PNC Capital had over $32 billion of assets under management as of May 31, 2010.

PNC Capital, like its predecessors, is a wholly-owned subsidiary of PNC Bank, N.A. (“PNC Bank”) which, in turn, is wholly-owned by The PNC Financial Services Group, Inc. (“PNC”). PNC Bank’s principal offices are located at 22 Delaware Avenue, Wilmington, Delaware 19801. PNC is a financial holding company, whose principal offices are located at One PNC Plaza, 249 Fifth Avenue, Pittsburgh, Pennsylvania 15222. As of May 31, 2010, there were no holders of record or beneficial ownership of 10% or more of any class of issued and outstanding voting securities of PNC Capital.

The following table sets forth the name, position and principal occupation of the chief executive officer and each director of PNC Capital as of June 10, 2010.

Name and Address	Position	Principal Occupation
Kevin A. McCreadie Two Hopkins Plaza Baltimore, MD 21201	Director, President and Chief Executive Officer	Director, President and Chief Executive Officer, PNC Capital and Executive Vice President, PNC Bank

Robert Q. Reilly 1600 Market Street Philadelphia, PA19103	Director	Executive Vice President, PNC Bank

Bryan K. Garlock One PNC Plaza 249 Fifth Avenue Pittsburgh, PA 15222	Director	Executive Vice President & Chief Operating Officer, PNC Bank

Jennifer A. LaClair 1965 E. 6th Street Cleveland, OH 44114	Director	Chief Financial Officer, Asset Management Group division of PNC Bank

The following table sets forth the officers and directors of PNC Capital and its affiliates who also serve as officers of the Master Fund and the Fund as of Record Date. Officers and directors of PNC Capital and its affiliates who also serve as officers of the Master Fund and the Fund do not receive compensation from the Master Fund and the Fund for their services as officers of the Master Fund and the Fund.

Name	Position	Principal Occupation
Kevin A. McCreadie	President and Chief Executive Officer	Director, President and Chief Executive Officer, PNC Capital and Executive Vice President, PNC Bank

Jennifer E. Spratley	Vice President	Managing Director, Senior Vice President and Head of Fund Administration, PNC Capital

John F. Kernan	Treasurer	Senior Vice President and Director of Financial Fund Administration, PNC Capital

Jennifer E. Vollmer	Secretary	Senior Counsel, PNC

Name	Position	Principal Occupation

Savonne L. Ferguson	Assistant Secretary	Vice President and Director of Regulatory Fund Administration, PNC Capital

David C. Lebisky	Assistant Secretary	Vice President and Senior Director, Regulatory Administration, PNC Global Investment Servicing

Information About Robeco.

Robeco is registered as an investment adviser under the Advisers Act. The following table sets forth the name, position and principal occupation of the principal executive officers and directors of Robeco as of June 4, 2010. Each individual’s address is 909 Third Avenue, New York, NY 10022.

Name	Position	Principal Occupation
Mark E. Donovan	Co-Chief Executive Officer

Joseph F. Feeney, Jr.	Co-Chief Executive Officer

William G. Butterly III	Chief Operating Officer & General Counsel

Matthew J. Davis	Chief Financial Officer

Paul Healey	Senior Managing Director

Roderick Munsters	Director	Chief Executive Officer, Robeco Group NV

Leni Boeren	Director	Chief Operating Officer, Robeco Group NV

Cornelis Korthout	Director	Chief Financial Officer, Robeco Group NV

Hester Borrie	Director	Head of Sales & Marketing, Robeco Group NV

Voting Information

Echo Voting. The Fund will cast all of its votes with respect to the Master Fund in the same proportion as the voting instructions of the Fund’s members.

Record Date. Only members of record at the close of business on the Record Date (June 30, 2010) will be entitled to vote at the Meeting and at any adjournment thereof. Members who have tendered all or a portion of their Interests in the Fund before the Record Date, but before the next valuation date are still entitled to vote their Interests in the Fund. On May 31, 2010 there were $19,152,399.49 Interests of the Fund outstanding.

Quorum. In order to constitute a quorum for the transaction of business, the holders of at least a majority of all votes eligible to be cast at the Meeting must be present either in person or by proxy. For purposes of determining the presence of a quorum, abstentions will be counted as present.

In the event that the necessary quorum to transact business is not present at a Meeting, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those

Interests affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, but the vote required to approve the proposal is not obtained, the persons named as proxies, or their substitutes, may vote for one or more adjournments of the Meeting to permit further solicitation of proxies; and will vote those proxies which they are entitled to vote FOR a proposal in favor of such adjournments, and will vote those proxies required to be voted AGAINST a proposal against any such adjournment.

Broker “non-votes” (that is, properly executed proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote interests on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as Interests that are present at the Meeting but which have not been voted. Accordingly, members are urged to forward their voting instructions promptly.

Required Vote. Approval of the proposal requires the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Fund. The term “majority of the outstanding voting securities,” as defined in the 1940 Act and as used in this Proxy Statement, means: the affirmative vote of the lesser of (i) 67% of the voting securities present at the Meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Fund. Abstentions and broker “non-votes” will be treated as Interests that are present at the Meeting but which have not been voted. Abstentions and broker “non-votes” will, therefore, have the effect of a “no” vote on a proposal.

If a member wishes to attend the Meeting, the member may still submit the proxy card sent with this Proxy Statement. Should members require additional information regarding the proxy or a replacement proxy card, call toll free 1-800-239-0418. Any proxy given by a member is revocable until voted at the Meeting.

Any member giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Funds, c/o Proxy Tabulator, P.O. Box 9112, Farmingdale, NY 11735), or in person at a Meeting, by executing a superseding proxy or by submitting a notice of revocation. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, FOR each proposal in the Proxy Statement.

Other Member Information. For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Under this definition, PNC Capital’s parent company, PNC Bank, and its affiliate, PNC Delaware Trust Company (collectively, “PNC Bank”), may be deemed to be the beneficial owners of Interests in the Fund because PNC Bank possesses sole or shared voting power, in a fiduciary or agent capacity for its customers. As of May 31, 2010, PNC Bank may vote up to 15.26% of the outstanding Interests in the Fund. PNC Bank does not, however, have any economic interest in these Interests, which are held solely for the benefit of its customers. PNC Bank has advised the Fund that it intends to vote the Interests in the Fund over which it has retained voting power in a manner that is consistent with its fiduciary responsibilities.

An affiliate of PNC Capital, PNC Investment Corp. held 79.80% of the ownership interests in the Fund, as of May 31, 2010. PNC Investment Corp. has advised the Fund that it intends to vote the Interests over which it has voting power FOR and AGAINST the proposal presented at the Meeting in the same proportion as the total votes that are cast FOR and AGAINST the proposal by other members of the Fund.

To the Fund’s knowledge, as of May 31, 2010 no other person possessed sole or shared voting or investment power with respect to 5% or more of any of the outstanding interests of the Fund.

Payments to Affiliates.

PNC Capital, with principal offices located at Two Hopkins Plaza, Baltimore, Maryland 21201, serves as investment manager to the Fund and Master Fund under a separate contract. For its services as investment manager, the Master Fund pays PNC Capital a fee at an annual rate of 1.25% of the Master Fund’s net assets and the Fund pays PNC Capital a performance-based incentive fee equal to 10% of each member’s net profits in excess of such member’s Loss Carryforward Amount. For the fiscal year ended March 31, 2010, the Master Fund paid PNC Capital a management fee of $385,574.89 and the Fund paid PNC Capital an incentive fee of $1,646.18. PNC Capital also serves as administrator to the Fund and Master Fund under a separate contract. For its services as administrator, the Master Fund pays PNC Capital a fee at an annual rate of 0.20% of the Master Fund’s net assets and the Fund pays PNC Capital a fee at an annual rate of 0.25% of the Fund’s net assets, plus an additional $15,000 annually. For the fiscal year ended March 31, 2010, the Master Fund and the Fund paid PNC Capital $61,691.98 and $73,442.57, respectively. The Master Fund and Fund expect that PNC Capital will continue to provide administrative services to the Master Fund and Fund after the Meeting.

Affiliated Brokers.

During the fiscal year ended March 31, 2010, the Master Fund did not pay any commissions to affiliated brokers.

Principal Underwriter

PNC Fund Distributor, LLC serves as the principal underwriter to the Fund and has principal offices located at Three Canal Plaza, Suite 100, Portland, ME 04101.

Member Proposals for Subsequent Meetings

The Fund does not hold annual meetings of members except to the extent that such meetings may be required under the 1940 Act or state law. Members who wish to submit proposals for inclusion in the Proxy Statement for a subsequent member meeting should send their written proposals to the Fund’s Secretary at the Fund’s principal office within a reasonable time before such meeting. The timely submission of a proposal does not guarantee its inclusion.

Other Matters to Come Before the Meetings

The Boards of Directors are not aware of any matters that will be presented for action at the Meeting other than the matters described in this material. Should any other matter requiring a vote of members arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interest of the Fund.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	3 EASY WAYS TO VOTE YOUR PROXY
To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Log on to www.proxyvote.com 3) Follow the on-screen instructions.

To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the recorded instructions.

To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign, date and return this proxy card in the postage-paid envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:        ☒

<XXXXX>1 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PNC LONG-SHORT FUND LLC
				For	Against	Abstain

Proposal 1: Approval of new investment advisory agreement among the PNC Long-Short Master Fund LLC, PNC Capital Advisors, LLC and Robeco Investment Management, Inc.				0	0	0

In their discretion, the proxies are authorized to vote upon and transact any such other business as may properly come before the Meeting and adjournment thereof.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly as name appears hereon. When Interests in the Fund are held by joint tenants, both tenants should sign. When signing as an attorney, executor, administrator, trustee or guardian please give full name and title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Members to be Held on August 31, 2010:

The Notice of Special Meeting and Proxy Statement is available at www.proxyvote.com.

<XXXXX>2

PROXY

PNC LONG-SHORT FUND LLC

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS of PNC Long-Short Fund LLC (the “Fund”) for use at a Special Meeting (the “Meeting”) of Members to be held on August 31, 2010, at 10:00 a.m. Eastern Time, at the offices of PNC Capital Advisors, LLC, the Fund’s investment manager, Two Hopkins Plaza, 2nd Floor, Baltimore, Maryland 21201.

The undersigned hereby appoints Jennifer E. Spratley and Kevin A. McCreadie, jointly and severally, as proxies, with full power of substitution, and hereby authorizes them to represent and to vote, as designated below all, Interests in the Fund held of record by the undersigned on June 30, 2010, at the above-stated Meeting and at all adjournments or postponements thereof, with all powers the undersigned would possess if personally present at such Meeting, and hereby revokes any proxies that may previously have been given by the undersigned with respect to such the Interests in the Fund covered hereby. The undersigned acknowledges receipt of the Notice of the Special Meeting of Members and the Proxy Statement dated July 7, 2010.

Every properly signed proxy will be voted in the manner specified hereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE “FOR” THE PROPOSAL.

IMPORTANT: PLEASE SIGN AND DATE ON THE REVERSE SIDE BEFORE MAILING.

Exhibit A

INVESTMENT ADVISORY AGREEMENT

AGREEMENT made as of this              day of                     , 2010 by and among PNC Capital Advisors, LLC, a Delaware limited liability company, in its role as Manager (the “Manager”) of PNC Long-Short Master Fund LLC, a Delaware limited liability company (the “Company”), and Robeco Investment Management, Inc., a corporation organized under the laws of Delaware (the “Adviser”), and the Company.

1. Duties of Adviser.

(a) The Manager hereby appoints the Adviser to act as investment adviser to the Company, for the period and on the terms set forth in this Agreement, pursuant to the policies set forth in the Company’s registration statement, including the information therein incorporated by reference, filed with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”), (File No. 811-21818) (the “Registration Statement”), and the Investment Management Agreement between the Company and the Manager (the “Management Agreement”), as the Management Agreement may be amended from time to time with notice to the Adviser. The Adviser specifically acknowledges its obligations as set forth in the Company’s Registration Statement and the Management Agreement, provided that the Adviser shall not be obligated to follow any amendment to the policies to the Company or the Management Agreement that increases its obligations, responsibilities or liabilities thereunder until it has received actual notice of such amendment and has agreed thereto in writing. The Manager employs the Adviser to formulate a continuing investment program in accordance with the investment objective and strategies set forth in the Company’s Registration Statement and to manage the investment and reinvestment of the assets of the Company, to continuously review, supervise and administer the investment program of the Company, to determine in its discretion the securities to be purchased or sold and the portion of the Company’s assets to be held uninvested, to provide the Manager and the Company with records concerning the Adviser’s activities which the Company is required to maintain and upon request, to render regular reports to the Company’s officers and Board of Directors (the “Board”) concerning the Adviser’s discharge of the foregoing responsibilities. Without limiting the generality of the foregoing, the Adviser is specifically authorized to invest the Company’s assets (which may constitute, in the aggregate, all of the Company’s assets) in unregistered investment funds or other investment vehicles and registered investment companies (“Investment Funds”) which are managed by investment managers (“Investment Managers”). The Adviser shall discharge the foregoing responsibilities subject to the oversight of the officers and the Board, and in compliance with the objectives, policies and limitations set forth in the Company’s Registration Statement, as the same may be amended or supplemented from time to time with notice to the Adviser, and applicable laws and regulations.

(b) Without limiting the foregoing, the Adviser acknowledges its responsibility and agrees to conduct proper due diligence on potential investments and the Investment Funds and their Investment Managers as is required by its fiduciary role, including, without limitation, reviewing the valuation procedures of each Investment Fund and making a determination that such Investment Fund complies with the valuation procedures adopted by the Company.

(c) The Adviser shall vote proxies with respect to the Investment Funds or any other portfolio securities in accordance with its Proxy Voting Policies and Procedures, a copy of which has been provided to the Company and the Manager.

(d) The Adviser accepts such employment and agrees to render the services and to provide, at its own expense, the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

2. Portfolio Transactions.

(a) To the extent applicable, the Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of securities for the Company and is directed to use its best efforts to obtain the best available price and most favorable execution, except as prescribed herein.

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(b) The Adviser will promptly communicate to the officers and the Board such information relating to portfolio transactions as they may reasonably request.

3. Compensation of the Adviser.

(a) For the services to be rendered by the Adviser as provided in Section 1 of this Agreement, the Manager shall pay to the Adviser a portion of the management fee (the “Management Fee”) received by the Manager from the Company, pursuant to the Company’s Limited Liability Company Agreement (the “LLC Agreement”), at the end of each quarter. The Management Fee received by the Manager from the Company is equal to 0.3125% (approximately 1.25% on an annualized basis) of the Company’s net assets. The Adviser’s portion of the Management Fee shall be equal to 50% of 0.3125% (approximately 1.25% on an annual basis) of the Company’s net assets and shall be payable within 15 days of receipt by the Manager of such fee from the Company. The Management Fee will be computed based on the capital account of each member of the Company as of the end of business on the last business day of each quarter in the manner set out in the LLC Agreement.

(b) The Manager shall also pay to the Adviser an amount equal to 50% of any Incentive Fee (as described in the Company’s Registration Statement and the investment management agreement between PNC Long-Short Fund LLC (“PLSF”) and the Manager (the “PLSF Management Agreement”) and the investment management agreement between PNC Long-Short TEDI Fund LLC, a Delaware limited liability company (“PLSF TEDI”), and the Manager (the “PLSF TEDI Management Agreement”)) payable to the Manager at the end of each fiscal year. For these purposes (i.e., determining the portion of the Incentive Fee payable to the Adviser), the Incentive Fee payable to the Manager shall be calculated pursuant to the Incentive Fee formula/rate as set forth in the PLSF Management Agreement and PLSF TEDI Management Agreement. The Incentive Fee shall be due and payable by the Manager within 15 days after it has been received by the Manager from PLSF and PLSF TEDI at the end of each fiscal year; provided, however, that in the event that this Agreement is terminated prior to the end of any fiscal year, the amount payable pursuant to this paragraph shall be determined as if such fiscal year had ended as of the date of such termination.

(c) Any reduction in the Management Fee or the Incentive Fee payable to the Manager, whether voluntary, as a result of a contractual limitation on expenses, or otherwise, shall not result in any reduction to the amounts payable to the Adviser as set forth in (a) and (b) of this Section.

(d) In addition to its portion of the Management Fee and the Incentive Fee stated above, the Adviser will be reimbursed by the Manager for all out-of-pocket expenses associated with background checks on the Investment Managers.

4. Other Services.

The Adviser will provide to the Company, or will arrange at its expense to be provided to the Company, such management and administrative services as may be agreed upon from time to time by the Adviser and the Manager.

5. Reports.

The parties agree to furnish to each other any current prospectuses, proxy statements, reports to partners, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request in connection with this Agreement.

The Adviser shall submit and present to the Board reports of the assets of the Company, the value of such assets, and the performance of the Investment Funds on a quarterly basis. All investment information supplied by the Adviser to the Manager and the Board is confidential and is to be used by the Company for internal purposes only. Upon termination of this Agreement, the Adviser shall promptly, upon demand, return to the Manager all records (or copies of such records) that the Manager reasonably believes are necessary in order to discharge the Manager’s responsibilities to the Company.

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6. Basic Business Records.

The Adviser shall comply with the applicable record-keeping requirements of a registered investment adviser of a registered investment company outlined in the 1940 Act and in the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and as otherwise set forth in Appendix A.

7. Status of Adviser.

It is understood that Adviser performs investment advisory services for various clients other than the Company. The Company agrees that Adviser may give advice and take action in the performance of its duties with respect to any of its other clients which may differ from advice given, or the time or nature of action taken, with respect to the Company, so long as it is Adviser’s policy, to the extent practical, to seek to allocate investment opportunities to the Company over a period of time on a fair and equitable basis relative to other clients. Nothing in this Agreement shall be deemed to impose upon Adviser any obligation to purchase or sell for the Company any security or property which Adviser, its principals, affiliates or employees may purchase or sell for its or their own accounts or for the account of any other client, if in the sole discretion of Adviser such transaction or investment appears unsuitable, impractical or undesirable for the Company.

8. Custody.

The assets of the Company shall be held in the custody of a bank, trust company, brokerage firm or other entity in accordance with the 1940 Act. The Company has notified the Adviser as to the identity of the custodian as of the date hereof, and shall notify the Adviser of any subsequent changes in the custodian. The Company shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and the Adviser shall have no responsibility or liability with respect to custody arrangements made by the Company or the acts, omissions or other conduct of the custodian selected by the Company.

9. Liability of Adviser.

In the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties hereunder, the Adviser shall not be subject to any liability whatsoever to the Company, or to any member of the Company (each, a “Member,” and collectively, the “Members”) to the Manager, or any affiliate of the Manager, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Company. The Adviser does not represent that any level of performance will be achieved.

10. Indemnification.

(a) To the fullest extent permitted by law, the Company and the Manager shall, subject to Section 10(c) of this Agreement, indemnify the Adviser (including for this purpose each officer, director, partner, principal, employee or agent of, or any person who controls, is controlled by or is under common control with, the Adviser, and their respective executors, heirs, assigns, successors or other legal representatives) (each such person being referred to as an “indemnitee”) against all losses, claims, damages, liabilities, costs and expenses arising by reason of being or having been Adviser to the Company, or the past or present performance of services to the Company in accordance with this Agreement by the indemnitee, except to the extent that the loss, claim, damage, liability, cost or expense was caused by reason of willful misfeasance, bad faith or gross negligence of the duties involved in the conduct of the indemnitee’s office. These losses, claims, damages, liabilities, costs and expenses include, but are not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and counsel fees and expenses, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which the indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter. The rights of indemnification provided under this Section are not to be construed so as to provide for indemnification of an

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indemnitee for any liability (including liability under U.S. federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent that indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section.

(b) Expenses, including counsel fees and expenses, incurred by any indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties) may be paid from time to time by the Company in advance of the final disposition of any action, suit, investigation or other proceeding upon receipt of an undertaking by or on behalf of the indemnitee to repay to the Company amounts paid if a determination is made that indemnification of the expenses is not authorized under Section 10(a) of this Agreement, so long as (i) the indemnitee provides security for the undertaking, (ii) the Company is insured by or on behalf of the indemnitee against losses arising by reason of the indemnitee’s failure to fulfill his, her or its undertaking, or (iii) a majority of the directors (each, a “Director,” and collectively, the “Directors”) of the Company who are not “interested persons” (as that term is defined in the 1940 Act) of the Company (“Independent Directors”) (excluding any Director who is or has been a party to any other action, suit, investigation or other proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for advancement of expenses under this Agreement) or independent legal counsel in a written opinion determines based on a review of readily available facts (as opposed to a full trial-type inquiry) that reason exists to believe that the indemnitee ultimately shall be entitled to indemnification.

(c) As to the disposition of any action, suit, investigation or other proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding has been brought, that an indemnitee is liable to the Company or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the indemnitee’s office, indemnification shall be provided in accordance with Section 10(a) of this Agreement if (i) approved as in the best interests of the Company by a majority of the Independent Directors (excluding any Director who is or has been a party to any other action, suit, investigation or other proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for indemnification under this Agreement) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that the indemnitee acted in good faith and in the reasonable belief that the actions were in the best interests of the Company and that the indemnitee is not liable to the Company or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the indemnitee’s office, or (ii) the Directors secure a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that indemnification would not protect the indemnitee against any liability to the Company or its Members to which the indemnitee would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence.

(d) Any indemnification or advancement of expenses made in accordance with this Section shall not prevent the recovery from any indemnitee of any amount if the indemnitee subsequently is determined in a final judicial decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to the indemnification or advancement of expenses to be liable to the Company or its Members by reason of willful misfeasance, bad faith or gross negligence. In any suit brought by an indemnitee to enforce a right to indemnification under this Section it shall be a defense that, and in any suit in the name of the Company to recover any indemnification or advancement of expenses made in accordance with this Section the Company shall be entitled to recover the expenses upon a final adjudication from which no further right of appeal may be taken that, the indemnitee has not met the applicable standard of conduct described in this Section. In any suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made in accordance with this Section, the burden of proving that the indemnitee is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section shall be on the Company (or on any Member acting derivatively or otherwise on behalf of the Company or its Members).

(e) An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section or to which he, she or it may otherwise be entitled except out of the assets of the Company, and no Member shall be personally liable with respect to any such claim for indemnification or advancement of expenses.

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(f) The rights of indemnification provided in this Section shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law. Nothing contained in this Section shall affect the power of the Company to purchase and maintain liability insurance on behalf of the Adviser or any indemnitee.

11. Duration and Termination.

This Agreement will become effective as of the date first written above and will continue annually thereafter so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the Directors who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board or by vote of a majority of the outstanding voting securities of the Company. If the Board officially considers terminating this Agreement at any Board meeting, the Company agrees to provide the Adviser with written notice that such matter has been officially considered by the Board. This Agreement may be terminated by the Manager at any time, without the payment of any penalty, by the Manager’s recommendation to, and by a vote of a majority of the entire Board or by vote of a majority of the outstanding voting securities of the Company on 60 days’ written notice to the Adviser. This Agreement may be terminated by the Adviser at any time, without the payment of any penalty, upon 60 days’ written notice to the Manager. This Agreement will automatically and immediately terminate in the event of its assignment by the Adviser, provided that an assignment to a successor to all or substantially all of the Adviser’s business or to a wholly-owned subsidiary of such successor that does not result in a change of actual control of the Adviser’s business shall not be deemed to be an assignment for the purposes of this Agreement.

12. Representations of the Company.

The Company represents, warrants and agrees that:

(a) The retention of the Adviser by the Company as investment adviser with respect to the investment of all properties held by the Company is authorized by the governing documents relating to the Company.

(b) The terms of this Agreement do not violate any obligation by which the Company is bound, whether arising by contract, operation of law or otherwise.

(c) This Agreement has been duly authorized by appropriate action and when executed and delivered will be binding upon the Company in accordance with its terms, and the Company will deliver to the Adviser such evidence of such authority as the Adviser may reasonably require, whether by way of a certified resolution of otherwise.

(d) The Company shall hold the Adviser harmless from and indemnify the Adviser against any and all liability or loss which the Adviser may incur or suffer, if and to the extent that such liability or loss was caused by the inaccuracy or breach by the Company of any of the provisions set forth in Paragraphs 12(a) through (c) hereof.

13. Representations of the Adviser.

The Adviser represents, warrants and agrees that:

(a) It is registered as an investment adviser under the Advisers Act and will maintain such registration in full force and effect during the term of this Agreement.

(b) The terms of this Agreement do not violate any obligation by which the Adviser is bound, whether arising by contract, operation of law or otherwise.

(c) This Agreement has been duly authorized by appropriate action and when executed and delivered will be binding upon the Adviser in accordance with its terms.

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(d) Subject to the terms of Sections 9 and 10 hereof, the Adviser shall hold the Company harmless from and indemnify the Company against any and all liability or loss which the Company may incur or suffer, if and to the extent that such liability or loss was caused by the inaccuracy or breach by the Adviser of any of the provisions set forth in Paragraphs 13(a) through (c) hereof.

14. Definitions.

As used in this Agreement, the terms “assignment,” “interested persons,” and a “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the 1940 Act.

15. Amendment of Agreement.

This Agreement may be amended by mutual consent, but the consent of the Manager must be approved (a) by vote of a majority of those members of the Board of the Company who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) by vote of a majority of the outstanding voting securities of the Company; provided, however, that the vote described in clause (b) shall not be required with respect to any amendment that is intended to clarify a term contained in this Agreement or is otherwise permitted under the 1940 Act without such vote.

16. Severability.

If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

17. Applicable Law.

This Agreement shall be construed in accordance with the laws of the State of Delaware, provided, however, that nothing herein shall be construed in a manner inconsistent with the 1940 Act.

18. Notices.

Any notice under this Agreement shall be given in writing and deemed to have been duly given when delivered by hand or facsimile or five days after mailed by certified mail, post-paid, by return receipt requested to the other party at the principal office of such party.

19. Counterparts.

This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

20. Form ADV; Company Changes.

The Manager acknowledges receiving Part II of the Adviser’s Form ADV. The Adviser covenants that it will notify the Manager of any changes to its membership within a reasonable time after such change.

21. Company Obligations.

The parties to this Agreement agree that the obligations of the Company under this Agreement shall not be binding upon any of the Directors, Members or any officers, employees or agents, whether past, present or future, of the Company, individually, but are binding only upon the assets and property of the Company.

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[signature page follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first written above.

ROBECO INVESTMENT MANAGEMENT, INC.

By:
Title:

PNC CAPITAL ADVISORS, LLC

By:
Title:

PNC LONG-SHORT MASTER FUND LLC

By:
Title:

APPENDIX A

The following is a list of records the Adviser is to keep on behalf of the Company.

1.	Basic Business Records. The Adviser will maintain true, accurate, current, and complete copies, where necessary, of each of the following books and records:

a.	Originals of all written communications received and copies of all written communications sent by the Adviser relating to recommendations or advice given or proposed;

b.	A list of all discretionary accounts;

c.	Powers of attorney and other evidences of the granting of any discretionary authority;

d.	Written agreements (or copies thereof) entered into by the Adviser on behalf of the Company;

e.	A copy of each written disclosure statement and amendment or revision given to any person and a record of the dates and persons to whom such statements were given or offered to be given; and

f.	All written acknowledgments of receipt obtained from advisory clients relating to disclosure of soliciting fees paid by the Adviser and copies of all disclosure statements delivered to advisory clients by such solicitors on behalf of the Company.

2.	Records for Investment Supervisory Accounts. The Adviser must maintain a record for the Company, showing each interest bought or sold and the date, amount, and price of each purchase and sale. The Adviser must also maintain a record, by Investment Fund, for each investment in which the Company has a current position, the type of interest and the amount of the Company’s current position. These records need to be maintained and be true, accurate, current, and complete only to the extent that this information is reasonably available to, or obtainable by, the Adviser.

3.	Records pursuant to the Adviser’s Code of Ethics

a.	A record of any violation of the Adviser’s Code of Ethics, and any action taken as a result of the violation, in an easily accessible place for at least five years after the end of the fiscal year in which the violation occurs;

b.	A copy of each report made by an Access Person as required by Rule 17j-1(f) under the 1940 Act, including any information provided in lieu of the reports under Rule 17j-1(d)(2)(v), in an easily accessible place for at least five years after the end of the fiscal year in which the report is made or the information is provided;

c.	A record of all persons, currently or within the past five years, who are or were required to make reports under Rule 17j-1(d) or who are or were responsible for reviewing these reports, in an easily accessible place; and

d.	A copy of each report required by Rule 17j-1(c), for at least five years after the end of the fiscal year in which it is made, the first two years in an easily accessible place.

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